UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2017

ARC GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54226	59-3649554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6327-4 Argyle Forest Blvd. Jacksonville, FL	32244
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 741-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry Into a Material Definitive Agreement.

On November 30, 2017, Seediv, LLC (“Seediv”), a Louisiana limited liability company and wholly-owned subsidiary of ARC Group, Inc. (“ARC Group”), and Raceland QSR, LLC, a Louisiana limited liability company (“Raceland”), entered into an amendment (the “Amendment”) to that certain Agreement for Purchase and Sale of Real Estate, dated October 14, 2017 (the “Purchase Agreement”), pursuant to which the parties agreed to extend the closing date by 60 calendar days.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1 and incorporated by reference herein.

Seenu G. Kasturi serves as the President and Chief Financial Officer for ARC Group and owns approximately 49% of ARC Group’s issued and outstanding shares of common stock. Mr. Kasturi also serves as the President, Treasurer and Secretary, and sole member of, Raceland and owns all of the equity interests in Raceland. In addition, Mr. Kasturi serves as the Chief Executive Officer, Treasurer and Secretary, and as the sole member of the board of directors, of Blue Victory Holdings, Inc., a Nevada corporation with which ARC Group has a $50,000 revolving line of credit facility, and owns 90% of the equity interests in Blue Victory. Mr. Kasturi also serves as the President, Treasurer and Secretary of, and is the sole member of, DWG Acquisitions, LLC, a Louisiana limited liability company (“DWG Acquisitions”), and owns all of the equity interests in DWG Acquisitions. DWG Acquisitions currently owns and operates four of ARC Group’s 20 franchised restaurants, and Raceland is the landlord for the Property on which one of the restaurants owned by Seediv is located.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	First Amendment to Agreement for Purchase and Sale of Real Estate, dated November 30, 2017, by and between Seediv, LLC and Raceland QSR, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC GROUP, INC.

Dated: December 1, 2017	/s/ Richard W. Akam
Richard W. Akam
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Agreement for Purchase and Sale of Real Estate, dated November 30, 2017, by and between Seediv, LLC and Raceland QSR, LLC